EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of United Diagnostic, Inc., (the "Company") on Form 10-QSB for the quarter year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Marvin Feigenbaum, President, Chief Executive Officer, Chairman of the Board, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   February 16, 2005          By:  /s/ J. Marvin Feigenbaum
                                         ------------------------
                                         J. Marvin Feigenbaum
                                         President, Chief Executive Officer,
                                         Chairman of the Board, Chief Financial
                                         Officer and Treasurer

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